UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

Ecomax, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21613	13-3865026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Fifth Avenue, Suite 2338, New York, New York	10111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (929)-923-2740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective as of April 27, 2023, the Board of Directors of Ecomax, Inc. (the “Company”) approved the engagement of Qi CPA LLC (“Qi”) to serve as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2023 and quarterly periods ended March 31, 2023, September 30, 2023, December 31, 2023 and March 31, 2024.

During the two fiscal years ended June 30, 2022 and the subsequent interim period through April 26, 2023, neither the Company nor anyone acting on its behalf has consulted with Qi with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to us by Qi that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

On April 27, 2023, the Board of Directors of the Company notified M&K CPAS, PLLC (“Former Auditor”) that the Former Auditor was dismissed as the Company’s independent registered public accounting firm. The decision to dismiss Former Auditor was approved by the Board of Directors of the Company.

The reports of the Former Auditor on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During fiscal years ended June 30, 2022 and 2021, and the subsequent interim period through April 26, 2023, there were no disagreements as described under Item 304(a)(1)(iv) of Regulation S-K with Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Former Auditor’s satisfaction, would have caused Former Auditor to make reference to the subject matter thereof in connection with its reports on the financial statements of the Company for such years. In addition, during the fiscal years ended June 30, 2022 and 2021, and the subsequent interim period through April 26, 2023, there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Former Auditor with a copy of this Current Report on Form 8-K and requested that Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Former Auditor’s letter, dated May 2, 2023, is attached hereto as Exhibit 16.1.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
16.1	Letter from M&K CPAS, PLLC to the U.S. Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ecomax, Inc.

May 2, 2023	By:	/s/ Raymond Chen
	Name:	Raymond Chen
	Title:	Chairman, Chief Executive Officer and Chief Financial Officer